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                                                                    EXHIBIT 23.1

                                 PUBLICARD, INC.
                            AND SUBSIDIARY COMPANIES

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 File Nos. 33-9344, 333-80447, 333-87597 and 333-89917 and Registration Statements on Form S-8 File Nos. 33-56838, 33-88876, 333-72411, 333-73037, 333-73307 and 333-74169.



                                                /s/Arthur Andersen LLP

Stamford, Connecticut
March 30, 2000